UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

July 25, 2023 (July 25, 2023)
Date of Report (date of earliest event reported)

Rimini Street, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-37397	36-4880301
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

1700 S. Pavilion Center Drive, Suite 330
Las Vegas, NV 89135
(Address of principal executive offices) (Zip Code)

(702) 839-9671
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class:	Trading Symbol(s)	Name of each exchange on which registered:
Common Stock, par value $0.0001 per share	RMNI	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2) of this chapter.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

ITEM 7.01	REGULATION FD
On July 25, 2023, Rimini Street, Inc. (the “Company”) issued a press release titled “Rimini Street Statement on U.S. Federal Court Ruling.” A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated into this Item 7.01 by reference.

The information presented in Item 7.01 of this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that section, unless we specifically state that the information is to be considered “filed” under the Exchange Act or specifically incorporate it by reference in any filing under the Securities Act or the Exchange Act.

Forward-Looking Statements

Certain statements included in this Current Report on Form 8-K (including the press release attached as Exhibit 99.1 hereto and incorporated into this Item 7.01 by reference) are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under The Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “may,” “should,” “would,” “plan,” “intend,” “anticipate,” “believe,” “estimate,” “predict,” “potential,” “seem,” “seek,” “continue,” “future,” “will,” “expect,” “outlook” or other similar words, phrases or expressions. These forward-looking statements include, but are not limited to, statements regarding our expectations of future events, future opportunities, global expansion and other growth initiatives and our investments in such initiatives. These statements are based on various assumptions and on the current expectations of management and are not predictions of actual performance, nor are these statements of historical facts. These statements are subject to a number of risks and uncertainties regarding Rimini Street’s business, and actual results may differ materially. These risks and uncertainties include, but are not limited to, adverse developments in and costs associated with defending pending litigation or any new litigation; changes in the business environment in which Rimini Street operates, including the impact of any recessionary economic trends and changes in foreign exchange rates, as well as general financial, economic, regulatory and political conditions affecting the industry in which we operate and the industries in which our clients operate; the evolution of the enterprise software management and support landscape and our ability to attract and retain clients and further penetrate our client base; significant competition in the software support services industry; customer adoption of our expanded portfolio of products and services and products and services we expect to introduce; our ability to sustain or achieve revenue growth or profitability and manage our cost of revenue; estimates of our total addressable market and expectations of client savings relative to use of other providers; variability of timing in our sales cycle, and risks relating to retention rates; the loss of one or more members of our management team; our ability to attract and retain qualified employees and key personnel; challenges of managing growth profitably; our need and ability to raise additional equity or debt financing on favorable terms and our ability to generate cash flows from operations to help fund increased investment in our growth; the impact of environmental, social and governance (ESG) matters; actions in response to any lingering impacts of the COVID-19 pandemic and its economic, operational and financial impacts on our business; risks associated with global operations; our ability to prevent unauthorized access to our information technology systems and other cybersecurity threats, protect the confidential information of our employees and clients and comply with privacy regulations; our ability to maintain an effective system of internal control over financial reporting; our ability to maintain, protect and enhance our brand and intellectual property; changes in laws and regulations, including changes in tax laws or unfavorable outcomes of tax positions we take, or a failure by us to establish adequate tax reserves; our credit facility’s ongoing debt service obligations and financial and operational covenants on our business and related interest rate risk, including uncertainty from the transition to SOFR or other interest rate benchmarks; the sufficiency of our cash and cash equivalents to meet our liquidity requirements; the amount and timing of repurchases, if any, under our stock repurchase program and our ability to enhance stockholder value through such program; uncertainty as to the long-term value of Rimini Street’s equity securities; catastrophic events that disrupt our business or that of our clients; and those discussed under the heading “Risk Factors” in Rimini Street’s Quarterly Report on Form 10-Q filed on May 3, 2023, and as updated from time to time by Rimini Street’s future Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, Current Reports on Form 8-K, and other filings by Rimini Street with the Securities and Exchange Commission. In addition, forward-looking statements provide Rimini Street’s expectations, plans or forecasts of future events and views as of the date of this communication. Rimini Street anticipates that subsequent events and developments will cause Rimini Street’s assessments to change. However, while Rimini Street may elect to update these forward-looking statements at some point in the future, Rimini Street specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Rimini Street’s assessments as of any date subsequent to the date of this communication.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)    Exhibits.

Exhibit No.	Exhibit Title

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)
99.1	Press Release dated July 25, 2023, titled “Rimini Street Statement on U.S. Federal Court Ruling” (Furnished Only)

SIGNATURES

`    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

RIMINI STREET, INC.

Dated: July 25, 2023	By:	/s/ Seth A. Ravin
Name: Seth A. Ravin
Title: President and Chief Executive Officer

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